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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 21, 2003


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-81236                   56-2088493
          --------                  ---------                   ----------
(STATE OR OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)

  6525 Morrison Blvd., Suite 318
      Charlotte, North Carolina                                    28211
      -------------------------                                    -----
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


Registrant's telephone number, including area code, is (704) 365-0569.







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


                                       -2-


Item 5.  Other Events.
         ------------

                  On or about May 30, 2003, the Registrant will cause the issuance and sale of ACE Securities Corp. Home Equity Loan Trust, Series 2003-FM1 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2003, among the Registrant as depositor, Litton Loan Servicing LP as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee.

                  In connection with the sale of the Certificates, the Registrant has been advised by Deutsche Bank Securities Inc. ("Deutsche Bank"), that Deutsche Bank has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no- action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333- 81236 which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by Deutsche Bank. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by Deutsche Bank at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Financial Statements.
             --------------------

             Not applicable.

         (b) PRO FORMA Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits
             --------



                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                                    DESCRIPTION
      -----------                      -----------                                    -----------
           1                                99                    Computational Materials--Computational
                                                                  Materials (as defined in Item 5) that have
                                                                  been provided by Deutsche Bank to certain
                                                                  prospective purchasers of ACE Securities
                                                                  Corp. Home Equity Loan Trust, Series
                                                                  2003-FM1 Asset Backed Pass-Through
                                                                  Certificates

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: May 28, 2003
                                                 ACE SECURITIES CORP.


                                                 By:  /s/ Douglas K. Johnson
                                                      --------------------------
                                                 Name:    Douglas K. Johnson
                                                 Title:   President

                                                 By:  /s/ Evelyn Echevarria
                                                      --------------------------
                                                 Name:    Evelyn Echevarria
                                                 Title:   Vice President

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Preliminary Collateral          6
                                                                  Term Sheet